Exhibit 99.1

FOR IMMEDIATE RELEASE

Fresh Vine Wine, Inc. (NYSE: VINE) Completes the Acquisition of Amaze Software, Inc., Combined Companies Set to Transform the Creator Economy

Charlotte, NC and Newport Beach, CA — March 10, 2025 — Fresh Vine Wine, Inc. (NYSE American: VINE) today announced the completion of the acquisition of Amaze Software, Inc., This transaction marks a pivotal moment for Vine and Amaze and the creator economy at large, introducing diverse product offerings and innovative, creator-driven brand engagement opportunities.

Amaze Software, Inc., which operates Amaze Studio, Spring by Amaze, and Teespring Marketplace, along with a robust managed services division, brings together a suite of innovative commerce solutions supporting over 14 million creators, entrepreneurs, and businesses of all sizes. Known for its significant presence across social media platforms like YouTube, TikTok, Twitch, and Discord, and its recently announced integration with Adobe Express, Amaze empowers creators to "sell anything, anywhere," while providing seamless integrations into global supply chains with localized support across North America, Europe, Australia, and India.

This strategic acquisition combines the e-commerce technology of Amaze Software with Fresh Vine Wine’s premium consumer brand to pioneer a new category in creator-driven commerce.

This collaboration enables influencers, entrepreneurs, and brands to launch their own exclusive wine labels, deepening their engagement with fans and opening new, sustainable revenue streams. Creators will now have access to a vastly expanded product catalog—including apparel, accessories, digital content, and, for the first time, premium wine and spirits—offering unique avenues for brand-building and revenue generation.

"We’ve seen firsthand how powerful the connection is between creators and their audiences," said Michael Pruitt, CEO of Fresh Vine Wine. "This transaction provides creators with the infrastructure to transform their communities into sustainable businesses."

“The Creator Economy and Social Commerce are going through rapid change and the disruption to traditional commerce is changing the dynamics of how people sell. With Amaze now situated as the dominant distribution platform for creators and brands, it will open the door to many other technology and product companies to take advantage of our distribution and reach.” Said Aaron Day, CEO of Amaze.

"The creators and entrepreneurs within the creator economy are demanding more from their partners. They want to build sustainable businesses with and for their communities. This transaction empowers their businesses to thrive," said Ezra Rosensaft, CFO of Amaze Software Inc.

The transaction involved a $75 million equity exchange, reflecting the combined value and growth potential of the two companies. With this structure, shareholders gain exposure to one of the fastest-growing sectors in digital commerce, positioning Amaze as a market leader in the creator economy.

"We believe this transaction unlocks massive value for our shareholders and is an investment in the future of digital entrepreneurship. We expect to see significant long-term growth," Rosensaft added.

"We’re just getting started," said Amaze CEO, Aaron Day. "Creators today are the entrepreneurs of tomorrow. At Amaze, we’re fully committed to the democratization of commerce. Every day, thousands of people sign up to build their brands and monetize their communities through our platform. By combining with Fresh Vine Wine, we’re offering creators a unique opportunity to expand their revenue streams, turning their dreams of sustainable revenue and brand ownership into reality. This is the beginning of a new chapter for creator-led commerce."

For more information, visit https://ir.freshvinewine.com/info/  and www.amaze.co.

For press inquiries, please contact investorrelations@freshvinewine.com and investor.relations@amaze.co

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Such statements relate to future plans, developments, performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current plans, expectations, and estimates of management of Fresh Vine and Amaze. Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future of the combined companies and the expected benefits of the acquisition. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the potential effect of the announcement of the acquisition on Amaze’s or Fresh Vine’s business relationships, performance and business generally, including potential difficulties in employee retention; (ii) the outcome of any legal proceedings related to the merger agreement or the acquisition (iii) the risk that Fresh Vine will be unable to maintain the listing of Fresh Vine’s securities on NYSE American; (iv) the risk that the price of Fresh Vine’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Fresh Vine or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Fresh Vine’s or Amaze’s business and changes in the capital structure; (v) the risk that the anticipated benefits of the acquisition or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (vi) the impact of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which customers and suppliers operate; (vii) the risk that integration of Amaze and Vine post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the transaction, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (viii) the risk that Fresh Vine and/or Amaze may not achieve or sustain profitability; (ix) the risk that Fresh Vine and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (x) the risk that Fresh Vine and/or Amaze experiences difficulties in managing its growth and expanding operations. Additional factors that may affect the future results of Fresh Vine are set forth in its filings with the United States Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in the SEC filings noted above are not exclusive and further information concerning Fresh Vine and its business, including factors that potentially could materially affect its business, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Fresh Vine files from time to time with the SEC. The forward-looking statements in this release speak only as of the date of this release. Except as required by law, Fresh Vine assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.